UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities exchange act of 1934
Date of Report (Date of earliest event reported): January 25, 2024
FLUSHING FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33013	11-3209278
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 RXR Plaza, Uniondale, New York	11556
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (718) 961-5400
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 25, 2024, Flushing Financial Corporation (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The information appearing below under Item 4.02 is incorporated herein by reference.
Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)
On January 25, 2024, management and the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company determined that the Company’s consolidated financial statements and ratios for the three month period ended March 31, 2023, the three and  six month periods ended June 30, 2023 and the three and nine month periods ended September 30, 2023, require restatement to correct the accounting treatment of employee retention credits (“ERCs”), which were incorrectly recognized as income during such periods. The change will impact net income by a decrease of $1.1 million for the period ended March 31, 2023, an increase of $0.1 million and a decrease of $1.1 million, respectively, for the three and six month periods ended June 30, 2023, and a decrease of $1.6 million and $2.6 million, respectively, for the three and nine month periods ended September 30, 2023. In the course of preparing the Company’s consolidated financial statements for the fiscal year ended December 31, 2023, the Company determined that, notwithstanding reliance on its independent tax credit advisors as described below, it is not able to treat the ultimate realization of the ERCs as “probable” under U.S. generally accepted accounting practices (“U.S. GAAP”), therefore, requiring the restatement of the Company’s previously issued consolidated financial statements for the referenced periods and amendments to the Company’s related previously filed quarterly reports on Form 10-Q.
Although the Company had engaged an independent national tax credit advisory firm that had advised the Company that it qualified for ERCs as previously reported, the Company has determined that it can no longer rely on such advice.
As a result of the foregoing, the Company’s management and the Audit Committee determined that the Company’s previously issued consolidated financial statements for the three month period ended March 31, 2023, the three and six month periods ended June 30, 2023, and the three and nine month periods ended September 30, 2023, as reported in its applicable Forms 10-Q, were filed on May 10, August 9, and November 7, 2023, respectively, should not be relied upon with respect to the matters described herein. The Company intends to file amendments to each such Form 10-Q to correct the accounting treatment of the ERCs and related impacts and disclosures.
The Audit Committee and management of the Company have discussed the matters disclosed in this current report on Form 8-K with the Company’s independent registered public accounting firm, BDO USA, P.C.

The following tables summarize the effects of the restatements on select consolidated financial statements and ratios as reported as of and for the periods stated and are unaudited:
Consolidated Statements of Financial Condition:
	As of March 31, 2023
(In thousands)	As Reported	Adjustments	As Restated

Other assets	$168,259	$613	$168,872
Total assets	8,479,121	613	8,479,734
Other liabilities	138,710	1,727	140,437
Total liabilities	7,805,662	1,727	7,807,389
Retained earnings	545,786	(1,114)	544,672
Total stockholders’ equity	673,459	(1,114)	672,345
Total liabilities and stockholders’ equity	8,479,121	613	8,479,734

Consolidated Statements of Income:
	For the three months ended March 31, 2023
(In thousands, except per share data)	As Reported	Adjustments	As Restated

Other income	$1,018	$(51)	$967
Total non-interest income	6,908	(51)	6,857
Salaries and employee benefits	20,887	1,675	22,562
Professional services	2,483	(222)	2,261
Total non-interest expense	37,703	1,453	39,156
Income before income taxes	6,959	(1,504)	5,455
Federal income tax	1,367	(296)	1,071
State and local income tax	434	(94)	340
Total provision for income tax	1,801	(390)	1,411
Net income	5,158	(1,114)	4,044
Basic earnings per common share	0.17	-0.04	0.13
Diluted earnings per common share	0.17	-0.04	0.13

Consolidated Statements of Comprehensive Income:
	For the three months ended March 31, 2023
(In thousands)	As Reported	Adjustments	As Restated

Net income	$5,158	$(1,114)	$4,044
Comprehensive net income	3,862	(1,114)	2,748

Consolidated Statements of Cash Flows:
Operating Activities:	For the three months March 31, 2023
(In thousands)	As Reported	Adjustments	As Restated

Net income	$5,158	$(1,114)	$4,044
(Increase) decrease in other assets	(8,420)	(613)	(9,033)
(Decrease) increase in other liabilities	(16,889)	1,727	(15,162)

Capital Ratios:
Holding Company
	At March 31, 2023
(Dollars in thousands)	As Reported		Adjustments		As Restated
	Amount	Percent of Assets	Amount	Percent of Assets	Amount	Percent of Assets

Tier 1 (Leverage) capital	$737,138	8.58%	$(1,114)	-0.02%	$736,024	8.56%
Common Equity Tier I risk-based capital	690,846	10.37%	(1,114)	-0.01%	689,732	10.36%
Tier I risk-based capital	737,138	11.07%	(1,114)	-0.02%	736,024	11.05%
Total risk-based capital	965,384	14.50%	(1,114)	-0.02%	964,270	14.48%

Capital Ratios:
Bank
	At March 31, 2023
(Dollars in thousands)	As Reported		Adjustments		As Restated
	Amount	Percent of Assets	Amount	Percent of Assets	Amount	Percent of Assets

Tier 1 (Leverage) capital	$906,437	10.55%	$(1,114)	-0.02%	$905,323	10.53%
Common Equity Tier I risk-based capital	906,437	13.61%	(1,114)	-0.02%	905,323	13.59%
Tier I risk-based capital	906,437	13.61%	(1,114)	-0.02%	905,323	13.59%
Total risk-based capital	944,683	14.18%	(1,114)	-0.02%	943,569	14.16%

Ratios:
	For the three months ended March 31, 2023
(Dollars in thousands)	As Reported	Adjustments	As Restated

Dividend Payout Ratio	129.4%	39.8%	169.2%

ROAA	0.24%	-0.05%	0.19%
ROAE	3.02%	-0.65%	2.37%

Average Balances
Total Assets	$8,468,311	$6	$8,468,317
Total Liabilities	7,785,240	19	7,785,259
Stockholders' Equity	683,071	(13)	683,058

Consolidated Statements of Financial Condition:
	As of June 30, 2023
(In thousands)	As Reported	Adjustments	As Restated

Other assets	$191,752	$969	$192,721
Total assets	8,473,883	969	8,474,852
Other liabilities	177,088	2,025	179,113
Total liabilities	7,802,580	2,025	7,804,605
Retained earnings	547,811	(1,056)	546,755
Total stockholders’ equity	671,303	(1,056)	670,247
Total liabilities and stockholders’ equity	8,473,883	969	8,474,852

Consolidated Statements of Income:
	For the three months ended June 30, 2023
(In thousands, except per share data)	As Reported	Adjustments	As Restated

Other income	$765	$(102)	$663
Total non-interest income	5,122	(102)	5,020
Salaries and employee benefits	19,493	197	19,690
Professional services	2,657	(366)	2,291
Total non-interest expense	35,279	(169)	35,110
Income before income taxes	11,805	67	11,872
Federal income tax	2,194	24	2,218
State and local income tax	983	(15)	968
Total provision for income tax	3,177	9	3,186
Net income	8,628	58	8,686
Basic earnings per common share	0.29	-	0.29
Diluted earnings per common share	0.29	-	0.29

Consolidated Statements of Comprehensive Income:
	For the three months ended June 30, 2023
(In thousands)	As Reported	Adjustments	As Restated

Net income	$8,628	$58	$8,686
Comprehensive net income	10,393	58	10,451

Consolidated Statements of Income:
	For the six months ended June 30, 2023
(In thousands, except per share data)	As Reported	Adjustments	As Restated

Other income	$1,783	$(153)	$1,630
Total non-interest income	12,030	(153)	11,877
Salaries and employee benefits	40,380	1,872	42,252
Professional services	5,140	(588)	4,552
Total non-interest expense	72,982	1,284	74,266
Income before income taxes	18,764	(1,437)	17,327
Federal income tax	3,561	(272)	3,289
State and local income tax	1,417	(109)	1,308
Total provision for income tax	4,978	(381)	4,597
Net income	13,786	(1,056)	12,730
Basic earnings per common share	0.46	-0.04	0.42
Diluted earnings per common share	0.46	-0.04	0.42

Consolidated Statements of Comprehensive Income:
	For the six months ended June 30, 2023
(In thousands)	As Reported	Adjustments	As Restated

Net income	$13,786	$(1,056)	$12,730
Comprehensive net income	14,255	(1,056)	13,199

Consolidated Statements of Cash Flows:
Operating Activities:	For the six months ended June 30, 2023
(In thousands)	As Reported	Adjustments	As Restated

Net income	$13,786	$(1,056)	$12,730
(Increase) decrease in other assets	(15,971)	(969)	(16,940)
(Decrease) increase in other liabilities	(10,730)	2,025	(8,705)

Capital Ratios:
Holding Company
	At June 30, 2023
(Dollars in thousands)	As Reported		Adjustments		As Restated
	Amount	Percent of Assets	Amount	Percent of Assets	Amount	Percent of Assets

Tier 1 (Leverage) capital	$735,810	8.56%	$(1,056)	-0.02%	$734,754	8.54%
Common Equity Tier I risk-based capital	689,876	10.38%	(1,056)	-0.02%	688,820	10.36%
Tier I risk-based capital	735,810	11.07%	(1,056)	-0.02%	734,754	11.05%
Total risk-based capital	963,840	14.50%	(1,056)	-0.02%	962,784	14.48%

Capital Ratios:
Bank
	At June 30, 2023
(Dollars in thousands)	As Reported		Adjustments		As Restated
	Amount	Percent of Assets	Amount	Percent of Assets	Amount	Percent of Assets

Tier 1 (Leverage) capital	$915,247	10.67%	$(1,056)	-0.01%	$914,191	10.66%
Common Equity Tier I risk-based capital	915,247	13.76%	(1,056)	-0.02%	914,191	13.74%
Tier I risk-based capital	915,247	13.76%	(1,056)	-0.02%	914,191	13.74%
Total risk-based capital	953,277	14.33%	(1,056)	-0.02%	952,221	14.31%

	For the three months ended June 30, 2023
(Dollars in thousands)	As Reported	Adjustments	As Restated

Dividend Payout Ratio	75.9%	0.0%	75.9%

ROAA	0.41%	0.00%	0.41%
ROAE	5.12%	0.04%	5.16%

Average Balances
Total Assets	$8,461,827	$615	$8,462,442
Total Liabilities	7,787,884	1,723	7,789,607
Stockholders' Equity	673,943	(1,108)	672,835

	For the six months ended June 30, 2023
(Dollars in thousands)	As Reported	Adjustments	As Restated

Dividend Payout Ratio	95.7%	9.1%	104.8%

ROAA	0.33%	-0.03%	0.30%
ROAE	4.06%	-0.30%	3.76%

Average Balances
Total Assets	$8,465,051	$312	$8,465,363
Total Liabilities	7,786,570	875	7,787,445
Stockholders' Equity	678,481	(563)	677,918

Consolidated Statements of Financial Condition:
	As of September 30, 2023
(In thousands)	As Reported	Adjustments	As Restated

Other assets	$206,922	$2,092	$209,014
Total assets	8,577,283	2,092	8,579,375
Other liabilities	182,556	4,712	187,268
Total liabilities	7,908,142	4,712	7,912,854
Retained earnings	550,678	(2,620)	548,058
Total stockholders’ equity	669,141	(2,620)	666,521
Total liabilities and stockholders’ equity	8,577,283	2,092	8,579,375

Consolidated Statements of Income:
	For the three months ended September 30, 2023
(In thousands, except per share data)	As Reported	Adjustments	As Restated

Other income	$282	$(167)	$115
Total non-interest income	3,476	(167)	3,309
Salaries and employee benefits	17,825	2,521	20,346
Professional services	3,042	(548)	2,494
Total non-interest expense	34,415	1,973	36,388
Income before income taxes	12,892	(2,140)	10,752
Federal income tax	2,435	(406)	2,029
State and local income tax	1,058	(170)	888
Total provision for income tax	3,493	(576)	2,917
Net income	9,399	(1,564)	7,835
Basic earnings per common share	0.32	-0.06	0.26
Diluted earnings per common share	0.32	-0.06	0.26

Consolidated Statements of Comprehensive Income:
	For the three months ended September 30, 2023
(In thousands)	As Reported	Adjustments	As Restated

Net income	$9,399	$(1,564)	$7,835
Comprehensive net income	4,487	(1,564)	2,923

Consolidated Statements of Income:
	For the nine months ended September 30, 2023
(In thousands, except per share data)	As Reported	Adjustments	As Restated

Other income	$2,065	$(320)	$1,745
Total non-interest income	15,506	(320)	15,186
Salaries and employee benefits	58,205	4,393	62,598
Professional services	8,182	(1,136)	7,046
Total non-interest expense	107,397	3,257	110,654
Income before income taxes	31,656	(3,577)	28,079
Federal income tax	5,996	(678)	5,318
State and local income tax	2,475	(279)	2,196
Total provision for income tax	8,471	(957)	7,514
Net income	23,185	(2,620)	20,565
Basic earnings per common share	0.77	-0.08	0.69
Diluted earnings per common share	0.77	-0.08	0.69

Consolidated Statements of Comprehensive Income:
	For the nine months ended September 30, 2023
(In thousands)	As Reported	Adjustments	As Restated

Net income	$23,185	$(2,620)	$20,565
Comprehensive net income	18,742	(2,620)	16,122

Consolidated Statements of Cash Flows:
Operating Activities:	For the nine months ended September 30, 2023
(In thousands)	As Reported	Adjustments	As Restated

Net income	$23,185	$(2,620)	$20,565
(Increase) decrease in other assets	(16,619)	(2,092)	(18,711)
(Decrease) Increase in other liabilities	(11,505)	4,712	(6,793)

Capital Ratios:
Holding Company
	At September 30, 2023
(Dollars in thousands)	As Reported		Adjustments		As Restated
	Amount	Percent of Assets	Amount	Percent of Assets	Amount	Percent of Assets

Tier 1 (Leverage) capital	$739,364	8.54%	$(2,620)	-0.03%	$736,744	8.51%
Common Equity Tier I risk-based capital	692,914	10.19%	(2,620)	-0.05%	690,294	10.14%
Tier I risk-based capital	739,364	10.87%	(2,620)	-0.04%	736,744	10.83%
Total risk-based capital	968,152	14.23%	(2,620)	-0.04%	965,532	14.19%

Capital Ratios:
Bank
	At September 30, 2023
(Dollars in thousands)	As Reported		Adjustments		As Restated
	Amount	Percent of Assets	Amount	Percent of Assets	Amount	Percent of Assets

Tier 1 (Leverage) capital	$918,167	10.61%	$(2,620)	-0.03%	$915,547	10.58%
Common Equity Tier I risk-based capital	918,167	13.49%	(2,620)	-0.04%	915,547	13.45%
Tier I risk-based capital	918,167	13.49%	(2,620)	-0.04%	915,547	13.45%
Total risk-based capital	956,955	14.06%	(2,620)	-0.04%	954,335	14.02%

	For the three months ended September 30, 2023
(Dollars in thousands)	As Reported	Adjustments	As Restated

Dividend Payout Ratio	68.8%	15.8%	84.6%

ROAA	0.44%	-0.07%	0.37%
ROAE	5.57%	-0.93%	4.64%

Average Balances
Total Assets	$8,504,364	$982	$8,505,346
Total Liabilities	7,828,851	1,454	7,830,305
Stockholders' Equity	675,513	(472)	675,041

	For the nine months ended September 30, 2023
(Dollars in thousands)	As Reported	Adjustments	As Restated

Dividend Payout Ratio	85.7%	10.0%	95.7%

ROAA	0.36%	-0.04%	0.32%
ROAE	4.56%	-0.51%	4.05%

Average Balances
Total Assets	$8,478,299	$538	$8,478,837
Total Liabilities	7,800,818	1,071	7,801,889
Stockholders' Equity	677,481	(533)	676,948

Item 8.01.	Other Events.

In connection with its evaluation of the restatements described in Item 4.02 above, management of the Company has concluded that a material weakness in the Company’s internal control over financial reporting existed as of March 31, June 30, and September 30, 2023. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. Specifically, the Company did not maintain effective controls over the probability assessment associated with the recognition of income related to the ERCs.
The Company’s management is taking steps to remediate the material weakness in its internal control over financial reporting relating to the probability assessment associated with the recognition of income related to ERCs.  These steps will include the preparation of a technical accounting memorandum for any material unusual transactions including careful evaluation of any probability assessments or other areas of judgement involved, such as the ERCs, to determine the correct accounting treatment for such transactions.  Management believes the additional control procedures designed, when implemented, will fully remediate the material weakness.
Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press release dated January 25, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 25, 2024	FLUSHING FINANCIAL CORPORATION

	By:	/s/ Susan K. Cullen
Name:	Susan K. Cullen
Title:	Chief Financial Officer